1 Q4 / FULL YEAR 2021 EARNINGS RELEASE February 1, 2022

2Littelfuse, Inc. © 2022 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com/sec.cfm. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID- 19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse, Inc.'s (“Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth (decline), adjusted operating margin, adjusted diluted earnings per share, adjusted effective tax rate, and free cash flow. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance and ability to generate cash enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2022 Q4 / FULL YEAR 2021 HIGHLIGHTS  Continued momentum to deliver strong fourth quarter performance  Significant growth driven by content & share gains  Broad-based strength across industrial, transportation & electronics end markets  Completed Hartland Controls & Carling Technologies acquisitions, ~$300m annualized sales  Record annual results  YoY: Revenue +44%; Adjusted Earnings +106%  Adjusted Operating Margin 19.1%

5Littelfuse, Inc. © 2022 Structural Growth Themes Sustainability Connectivity Safety 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our Growth Drivers Content & Share Gains Strategic Acquisitions High-Growth Markets & Geographies Outcomes Double-Digit Revenue Growth Best-in-Class Profitability Deliver Top Tier Shareholder Returns

6Littelfuse, Inc. © 2022 LITTELFUSE & CARLING TECHNOLOGIES: COMBINATION OF TWO INDUSTRY LEADING BRANDS STRENGTHENS COLLECTIVE MARKET POSITION  Economies of scale to leverage technologies & other investments  Optimization of customer facing & operational structures, leveraging respective strengths  Added operational infrastructure aligned with global customer base Enables Combined Critical Scale Accelerates Growth in Strategic Applications & Markets  Expands addressable market with addition of market leading electromechanical & electronic switching, & circuit breaker technologies  Strengthens engineering, design & test capabilities in switching, controls & software/firmware applications Expansion of Technologies & Capabilities  Significant expansion of in-vehicle electronification in transportation markets:  Commercial vehicles  Heavy-duty truck  Construction  Agriculture  Marine  Strengthened position in 5G telecom, data center & cloud communications infrastructure markets Leverages Complementary Customers & Channels  Expands customer penetration through complementary & new OEM relationships  Significant overlap in global distribution partnerships bolsters position in channel  Increased after-market penetration leveraging Littelfuse relationships

7Littelfuse, Inc. © 2022 INDUSTRIAL END MARKETS POSITIONED FOR CONTINUED GROWTH  Accelerated growth in: – Renewables, led by solar & energy storage systems – HVAC – Data center & cloud computing  Successful acquisition of Hartland Controls  New product development to support strategic growth initiatives & enable sustainability ecosystem – Electrification – Electrical safety – Industrial automation – General industrials 2021 Highlights 2021 Key Design Wins

8Littelfuse, Inc. © 2022 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION 2021 Key Design Wins2021 Highlights  Significant passenger vehicle market outgrowth – Content growth in EVs, higher-end vehicles, automotive electronics – Market share gains  Completed Carling Technologies acquisition – More than doubles size of commercial vehicle business – Accelerates growth in strategic markets  Heavy-duty truck & bus  Material handling  Construction equipment  Agricultural machinery  Commercialized new high-voltage products to support eMobility

9Littelfuse, Inc. © 2022 ELECTRONICS END MARKETS LEVERAGING OUR LEADERSHIP 2021 Highlights 2021 Key Design Wins  Amplified customer demand driving increased content opportunities across a broad range of applications – Data center – Telecom infrastructure – Factory & building automation – Appliances – Consumer electronics  Differentiated go-to-market strategy enables broad design wins  Advancements in customer-facing digital experience

10Littelfuse, Inc. © 2022 COMMITMENT TO SUSTAINABILITY DIVERSE PEOPLE. BOLD SOLUTIONS. SUSTAINED SUCCESS. Environmental Social Governance  Core products enable global sustainability  Global ethics & compliance policies & programs; Annual, mandatory global code of conduct training 2020 SUSTAINABILITY REPORT available on Littelfuse.com Targeting Greenhouse Gas (GHG) reduction of 38% by 2035 Women hold 54% of all positions, and 20% of leadership positions Board Composition: 22% female 33% underrepresented minorities Charging Infrastructure Renewable Energy & Energy Storage Electric VehiclesHVACR Top Equal Pay Employer Kaunas, Lithuania Greater Suzhou, China Best Employer 2021  Policies & programs focused on employee health & wellness, safety, diversity, inclusion, & engagement

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

12Littelfuse, Inc. © 2022 See appendix for GAAP to non-GAAP reconciliation Highlights  Record revenue, +38% vs. prior year  +23% organic vs. prior year  Strength in sales across all segments  GAAP operating margin 16.8%; Adjusted operating margin 17.0%, +40 bps vs prior year  Adjusted EPS +42% vs. prior year  GAAP and Adjusted effective tax rate 12.7%  Free cash flow $100m GAAP EPS $2.39 $2.08 Adj. EPS $2.23 $3.16 $401 $553 Q4-20 Q4-21 (in millions) Q4-21 FINANCIAL PERFORMANCE Revenue & EPS

13Littelfuse, Inc. © 2022 See appendix for GAAP to non-GAAP reconciliation Highlights  Record revenue, +44% vs. prior year  +33% organic vs. prior year  GAAP operating margin 18.5%; Record adjusted operating margin 19.1%  +480 bps operating margin expansion vs. prior year despite ongoing inflationary pressures  Adjusted EPS +106% vs. prior year  Effective tax rate: GAAP 16.8%; Adjusted 16.1%  Free cash flow $283m  100% conversion from net income GAAP EPS $5.29 $11.38 Adj. EPS $6.40 $13.19 $1,446 $2,080 2020 2021 (in millions) FULL YEAR 2021 FINANCIAL PERFORMANCE Revenue & EPS

14Littelfuse, Inc. © 2022 2021 – 2025 FRAMEWORK CONTINUED TOP TIER SHAREHOLDER RETURNS Robust organic growth enhanced with strategic M&A REVENUE • Double-digit revenue CAGR • 5 – 7% organic • 5 – 7% from acquisitions EARNINGS • EPS growth > revenue growth • 17 – 19% operating margins • 21 – 23% EBITDA margins CASH FLOW • 100%+ free cash flow conversion • Capital expenditures 4 – 5% of revenue ROIC • 5-year goal: high-teens ROIC % • Near-term objective: mid-teens ROIC % CAPITAL ALLOCATION • Return 40% of free cash flow to shareholders • Remainder to focus on acquisitions

Q4-21 SEGMENT PERFORMANCE

(in millions)

Electronics Segment

Revenue


$245
$342
Q4-20
Q4-21

	Q4-20	Q4-21
Op Margin	17.1%	23.2%

- Revenue growth +39% / organic +36%
- Book to bill ended quarter above 1.0
- 610 bps margin expansion YoY driven by volume leverage & pricing strategy

Transportation Segment*

Revenue


$124
$142
Q4-20
Q4-21

	Q4-20	Q4-21
Op Margin	16.9%	7.5%

- Revenue growth +14% / organic (-2%)
- Commercial vehicle +81%, incl. Carling
- Passenger vehicle (-7%) vs. car build (-17%)
- ~500 bps headwind: FX / metals inflation, Carling margin dilution

*Formerly known as Automotive Product Segment

Industrial Segment

Revenue


$31
$70
Q4-20
Q4-21

	Q4-20	Q4-21
Op Margin	11.4%	6.0%

- Revenue growth +121% / organic +23%
- Higher Hartland logistics costs
- Margin expansion YoY excl. Hartland

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2022

15

FULL YEAR 2021 SEGMENT PERFORMANCE

(in millions)

Electronics Segment

Revenue



$938
$1,301
FY-20
FY-21

	FY-20	FY-21
Op Margin	16.3%	23.8%

- Revenue growth +39% / organic +37%
- Strong demand driven by data center, telecom, appliances, automotive electronics (EV)
- 750 bps margin expansion

Transportation Segment*

Revenue



$396
$528
FY-20
FY-21

	FY-20	FY-21
Op Margin	10.5%	12.5%

- Revenue growth +33% / organic +25%
- Commercial vehicle +58%
- Passenger vehicle +25% vs. car build +1%
- Significant growth driven by content & share gains

Industrial Segment

Revenue



$112
$251
FY-20
FY-21

	FY-20	FY-21
Op Margin	10.7%	9.0%

- Revenue growth +124% / organic +27%
- Robust demand driven by renewables, solar, energy storage systems, HVAC, general industrials
- Margin expansion YoY excl. Hartland

Littelfuse
Expertise Applied | Answers Delivered

*Formerly known as Automotive Product Segment

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2022
16

Q1-22 GUIDANCE

(in millions)

Revenue & EPS


$464
$563
-
$577
Q1-21
Q1-22

	Q1-21	Q1-22
GAAP EPS	**$2.32**	*
Adj. EPS	**$2.67**	**$3.14 - $3.30**

Highlights

- Market Dynamics
  - Demand environment remains strong
  - ~$20m FX headwind to sales for 2022 full year at current rates
  - +100 bps full year additional margin headwinds...ongoing inflationary pressures
    - Expect to largely offset through pricing
- Q1-22
  - Sales $563 – $577m, +23% vs. prior year at mid-point
  - EPS $3.14 - $3.30, +21% vs. prior year at mid-point
  - Adjusted effective tax rate ~17%

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2022 17

2022 FULL YEAR CONSIDERATIONS

- Carling Technologies acquisition (Transportation Segment)
  - ~$185m – $190m revenue
  - ~30 cents EPS, net of deal amortization
  - ~100 bps company operating margin dilution
- Low $50m's non-cash amortization expense
- ~$17m interest expense at current rates
- Adjusted effective tax rate ~16% – 18%
- 100% free cash flow conversion
- ~$110m – $120m capital expenditures

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2022
18

19Littelfuse, Inc. © 2022  Delivered record financial performance with significant sales & earnings growth  Strong global growth & execution, driven by tremendous efforts from world-class associates  Progress across businesses on strategic initiatives to drive demand creation  Well-positioned to deliver continued long-term profitable growth & value for all stakeholders KEY TAKEAWAYS

20Littelfuse, Inc. © 2021 Q&A

21Littelfuse, Inc. © 2021 APPENDIX

22Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION

23Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION

24Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

25Littelfuse, Inc. © 2022 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D